Exhibit 32.1

                             HYDRODYNEX, INC.

                        SECTION 1350 CERTIFICATIONS

In connection with the periodic Report of HYDRODYNEX, INC., a Nevada corporation (the "Company"), on Form 10-K for the period ended June 30, 2008, as filed with the Securities and Exchange Commission (the "Report"), I, JEROD EDINGTON, Chief Executive Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, "filed" with the Securities and Exchange Commission.

Date: September 28, 2008

By:  /s/ Jerod C. Edington
     ---------------------
         Jerod C. Edington

In connection with the periodic Report of HYDRODYNEX, INC., a Nevada corporation (the "Company"), on Form 10-K for the period ended June 30, 2008, as filed with the Securities and Exchange Commission (the "Report"), I, BLAINE DAVIDSON, Chief Financial Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, "filed" with the Securities and Exchange Commission.

Date: September 28, 2008

By:  /s/ Blaine C. Davidson
     ----------------------
         Blaine C. Davidson

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